UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 30, 2003

Commission File Number 000-1095478

INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0155633
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification No.)

CLARENDON HOUSE, 2 CHURCH STREET P.O. BOX HM 1022 HAMILTON HM DX, BERMUDA	NOT APPLICABLE
(Address of principal executive offices)	(Zip code)

(441) 295-5950
(Registrant’s telephone number including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)  EXHIBITS

99.1                           Press Release dated April 29, 2003.

Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 29, 2003, interWAVE Communications International Ltd. announced its financial results for the fiscal quarter ended March 31, 2003.  The press release is attached as Exhibit 99 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

April 30, 2003	interWAVE Communications International, Ltd.

	By:	/s/ CAL R. HOAGLAND
Cal R. Hoagland
Chief Financial Officer

INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.

INDEX TO EXHIBITS

Exhibit No.                                                                                      Description

99.1                                                                                                                           Press Release dated April 29, 2003